SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2003

CHITTENDEN CORPORATION

(Exact name of Registrant as specified in charter)

Vermont	0-7974	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable

(Former name or former address,

if changed since last report)

Item 5.	Other Information

Chittenden Corporation (NYSE: CHZ) headquartered in Burlington, VT announced today that it has completed its acquisition of Granite State Bankshares, Inc., a $1.1 billion commercial bank headquartered in Keene, New Hampshire.

INDEX TO EXHIBITS

EXHIBIT NUMBER

(99.1)	Additional Exhibits

Press Release relating to the announcement: Chittenden Completes Acquisition of Granite State Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION (Registrant)

BY:	/S/ F. SHELDON PRENTICE
Senior Vice President, General Counsel and Secretary

DATE: February 28, 2003